SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 30, 1997


                               CHASE FUNDING, INC.
            (formerly known as 'Chemical Mortgage Securities, Inc.')
            --------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                 New York             33-18640                13-3436103
                 --------             --------                ----------
              (State or other        (Commission             (IRS Employer
             jurisdiction of         File Number)           Identification No.)
              incorporation)


             270 Park Avenue, New York, New York                   10017
          ----------------------------------------              -----------
          (Address of principal executive offices)              (Zip Code)



          Registrant's telephone number, including area code:  (212) 834-5316

Item 5.   Other Events.


         On or about April 14, 1997, in accordance with Section 3.21 of the Pooling and Servicing Agreement, dated as of January 1, 1996 (the "Pooling and Servicing Agreement") among Chase Funding, Inc. (formerly known as "Chemical Mortgage Securities, Inc.") (the "Seller"), Chase Manhattan Mortgage Corporation (the "Master Servicer") and The First National Bank of Chicago (the "Trustee"), the Master Servicer delivered to the Trustee a certificate (the "Master Servicer's Certificate").

         On or about March 28, 1997, in accordance with Section 3.22 of the Pooling and Servicing Agreement, Price Waterhouse LLP furnished to the Trustee and the Seller a report (the "Accountant's Report").

         A  copy  of  each  of  the  Master   Servicer's   Certificate  and  the
Accountant's Report is being filed as Exhibits 20.1 and 20.2, respectively.



Item 7(c).  Exhibits.

           Exhibit Nos.                 Description
           ------------                 -----------

              20.1                 Master Servicer's Certificate

              20.2                 Accountant's Report

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  June 30, 1997


                                             CHASE FUNDING, INC.


                                             By: /s/ Michael D. Katz
                                                 -------------------
                                                 Michael D. Katz
                                                 Senior Vice President

                              INDEX TO EXHIBITS
                              -----------------



           Exhibit Nos.              Description
           ------------              -----------

              20.1                Master Servicer's Certificate

              20.2                Accountant's Report